SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     May 3, 2007

INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)
New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
521 West 57th Street, New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code     (212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of International Flavors & Fragrances Inc. (‘‘IFF’’ or the ‘‘Company’’) dated May 3, 2007 reporting IFF’s financial results for the first quarter ended March 31, 2007. Attached is a copy of the slides to be presented in the earnings conference call on May 3, 2007 and furnished as Exhibit 99.2 to this Form 8-K.

Non-GAAP financial measures: To supplement the Company’s financial results presented in accordance with U.S. Generally Accepted Accounting Principles (‘‘GAAP’’), the Company uses, and has included in the attached press release and slide presentation, certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures as disclosed by the Company may also be calculated differently from similar measures disclosed by other companies. To ease the use and understanding of our supplemental non-GAAP financial measures, the Company includes the most directly comparable GAAP financial measure.

The Company uses the non-GAAP financial measures which excludes (i) restructuring charges and (ii) one-time gains on asset dispositions. Management uses these financial measures in preparing financial targets, internal budgets and operating plans, evaluating actual performance against targets and budget, assessing historical performance over reporting periods, assessing management performance and assessing operating performance against other companies. This information also aids management and the Board of Directors in decision-making and allocation of resources. A material limitation of these financial measures is that some or all of such special charges include actual cash outlays and one-time gains include actual cash inflow and such measures do not reflect actual GAAP amounts. Management compensates for such limitations by clarifying that these measures are only one operating metric used for internal financial analysis and planning purposes and should not be considered in isolation, and by providing the corresponding GAAP financial measure.

The Company also uses the non-GAAP financial measure which excludes the effect in 2005 of the American Jobs Creation Act of 2004 (AJCA). Management believes that given the unique nature of this item, including this information without the impact of repatriation in the prior year period is more representative of the Company’s operational performance and effective tax rate and may assist investors in evaluating the Company’s period to period financial results, in a manner consistent with how management has evaluated such performance.

The Company also discloses, and management internally monitors, the sales performance of international operations on a basis that eliminates the positive or negative effects that result from translating foreign currency sales into U.S. dollars. Management uses this constant dollar measure because it believes that it enhances the assessment of the sales performance of its international operations and the comparability between reporting periods.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press Release of International Flavors & Fragrances Inc., dated May 3, 2007.

99.2    Slides of International Flavors & Fragrances Inc., dated May 3, 2007

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.
Dated: May 3, 2007	By:	/s/ Douglas J. Wetmore
		Name:	Douglas J. Wetmore
		Title:	Senior Vice President and Chief Financial Officer